UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2014
____________________

CollabRx, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

44 Montgomery Street, Suite 800
San Francisco, CA 94104-4811
 (Address of Principal Executive Offices)

(415) 248-5350
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On September 25, 2014, the Company held its 2014 Annual Meeting of Stockholders (the "Annual Meeting").  The following items of business were considered and voted upon at the Annual Meeting: (i) election of Paul Billings, James M. Karis, Jeffrey M. Krauss, Thomas R. Mika and Carl Muscari as members of the Board of Directors of the Company to hold office for a one-year term and until their successors are duly elected and qualified; (ii) increase in the number of shares available for issuance under the 2007 Incentive Award Plan, as amended, from 666,490 shares to 866,490 shares; and (iii) ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2015.

The number of shares of common stock entitled to vote at the Annual Meeting was 2,929,121.  The number of shares of common stock present or represented by valid proxy at the annual meeting was 1,955,380.  All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i) Election of Directors

Director Nominee	Votes For	Votes Withheld
Paul R. Billings	899,153	60,403
James M. Karis	898,964	60,592
Jeffrey M. Krauss	898,102	61,454
Thomas R. Mika	890,348	69,208
Carl Muscari	898,086	61,470

There were 995,824 broker non-votes regarding the election of directors.

(ii) Amendment to increase the number of shares available under the 2007 Incentive Award Plan

Stockholders approved an amendment to the Company's 2007 Incentive Award Plan to increase the number of shares available for issuance thereunder.  The results of the voting were:

624,787 shares have voted in favor,
227,933 shares have voted against, and
106,836 shares have abstained from voting.

Broker non-votes were not counted as votes for or against this proposal and were not included in counting the number of votes necessary for approval of this proposal.

 (iii) Ratification of Auditors

Stockholders ratified the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2015.  The results of the voting were:

1,819,687 shares have voted in favor,
     76,373 shares have voted against, and
     59,320 shares have abstained from voting.

Broker non-votes were not counted as votes for or against this proposal and were not included in counting the number of votes necessary for approval of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2014	COLLABRX, INC.
	By:	/s/ Thomas R. Mika
	Name: Title:	Thomas R. Mika President and Chief Executive Officer